UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2010

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (888) 789-2477	37-0211380

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050

1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On March 15, 2010, Ameren Corporation (“Ameren”), Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), Illinois Power Company, doing business as AmerenIP (“IP”), AmerenEnergy Resources Generating Company (“AERG”) and Ameren Energy Resources Company, LLC (“Resources”) intend to file an application with the Federal Energy Regulatory Commission (“FERC”) requesting certain FERC authorizations related to a two-step corporate reorganization of Ameren. The first step of the reorganization would merge CILCO and IP with and into CIPS (the “Merger”), after which CIPS would be renamed “Ameren Illinois Company” (“AIC”). The second step of the reorganization would involve the distribution of AERG stock from AIC to Ameren and the subsequent contribution by Ameren of the AERG stock to Resources (the “AERG Transfer”). The second step of the reorganization will be subject to the receipt of a favorable ruling from the Internal Revenue Service. In addition, the FERC application will request that the FERC issue a declaratory order confirming that the distribution of AERG stock from AIC to Ameren is not barred by Section 305(a) of the Federal Power Act and will request authorization for the issuance of certain securities in connection with the Merger.

On March 15, 2010, CIPS, CILCO and IP intend to file with the Illinois Commerce Commission (“ICC”) a notice of merger and reorganization to notify the ICC of their intent to effect the Merger. The Merger is expressly authorized by the Illinois Public Utilities Act (“IPA”) and does not require ICC approval. In addition, CIPS intends to file with the ICC a notice of its intent to effect the AERG Transfer. The AERG Transfer is also expressly authorized by the IPA and does not require ICC approval.

CIPS, CILCO and IP will enter into a merger agreement to accomplish the Merger, which merger agreement will be filed with the Securities and Exchange Commission (“SEC”) by Form 8-K upon execution. CIPS intends to file with the SEC a registration statement that will include the joint information statement/prospectus of CIPS and IP and other relevant documents to be mailed to security holders in connection with the Merger and the related transactions. All necessary shareholder approvals for the reorganization are expected to be provided by Ameren by written consent. The reorganization is intended to be completed by October 1, 2010. There can be no assurances regarding whether the Merger, the AERG Transfer or the other actions expected to occur in connection with the Merger, including those actions described below in this Form 8-K, will be completed or as to the timing of any such transaction or action.

Prior to the filing of the FERC application and the ICC notices, on March 4, 2010, CILCORP Inc., the former parent of CILCO, merged with and into Ameren.

CIPS, CILCO and IP do not expect to redeem any of their outstanding long-term debt or preferred stock prior to or in connection with the Merger, with the exception of CILCO’s preferred stock and $40 million principal amount of CIPS’ 7.61% Series 97-2 First Mortgage Bonds. Following the redemption of those CIPS’ mortgage bonds, CIPS intends to cause a release date to occur with respect to CIPS’ senior secured notes, causing these notes to become unsecured and CIPS’ mortgage indenture to be discharged. If the Merger is consummated, the debt and other obligations of CILCO and IP under their mortgage indentures, senior note indentures and pollution control bond agreements will become debt and obligations of AIC, and the property owned by CILCO and IP immediately before the Merger that was subject to the lien of one of their respective mortgage indentures will still be subject to such lien and secure the bonds outstanding under such mortgage indenture subject to the release and other provisions of such mortgage indenture.

The senior secured notes of IP and CILCO will still be secured by the mortgage bonds held by their respective senior note trustee subject to the release and other provisions of the respective senior note indenture. The debt and other obligations of CIPS will remain debt and obligations of AIC. If the Merger is consummated, it is expected that AIC will secure the CIPS senior notes with the benefit of a lien under the IP mortgage indenture so long as AIC has outstanding other senior notes with the benefit of this lien. After the Merger, AIC is also expected to encumber substantially all of the operating property owned by CIPS immediately before the Merger with the lien of the IP mortgage indenture.

If the Merger is consummated, the publicly-held IP preferred stock will be converted into AIC preferred stock, ranking equally with the CIPS preferred stock outstanding immediately before the Merger. Upon completion of the Merger, all of AIC’s common stock will continue to be owned by Ameren.

On March 15, 2010, a press release was issued announcing the intended filing by Ameren, CIPS, CILCO, IP, AERG and Resources of an application with the FERC and by CIPS, CILCO and IP of notice filings with the ICC. The press release is attached as exhibit 99.1.

* * *

Additional Information

This communication is not a solicitation of a proxy from any security holder of CIPS or IP. CIPS intends to file with the SEC a registration statement that will include the joint information statement/prospectus of CIPS and IP and other relevant documents to be mailed to security holders in connection with the proposed transaction. We urge investors to read the joint information statement/prospectus and any other relevant documents when they become available, because they will contain important information about CIPS, CILCO, IP and the proposed transaction. A definitive information statement will be sent to security holders of CIPS and IP in connection with the proposed transaction. Investors will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the joint information statement/prospectus (when it becomes available) may be obtained free of charge from Ameren Services Company, 1901 Chouteau Avenue, St. Louis, Missouri 63103.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Statements in this report not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed elsewhere in this report, in our filings with the SEC and in the joint information statement/prospectus that will be included in the registration statement that CIPS will file with the SEC in connection with the Merger, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:

•

regulatory or legislative actions, including changes in regulatory policies and ratemaking determinations, such as the outcome of pending CIPS, CILCO and IP rate proceedings, and future rate proceedings or legislative actions that seek to limit or reverse rate increases;

•	the effects of, or changes to, the Illinois power procurement process;

•	changes in laws and other governmental actions, including monetary and fiscal policies;

•

changes in laws or regulations that adversely affect the ability of electric distribution companies and other purchasers of wholesale electricity to pay their suppliers, including Ameren Energy Marketing Company;

•

the effects of increased competition in the future due to, among other things, deregulation of certain aspects of our business at both the state and federal levels, and the implementation of deregulation, such as occurred when the electric rate freeze and power supply contracts expired in Illinois at the end of 2006;

•

the effects on demand for our services resulting from technological advances, including advances in energy efficiency and distributed generation sources, which generate electricity at the site of consumption;

•	increasing capital expenditure and operating expense requirements and our ability to recover these costs in a timely fashion in light of regulatory lag;

•	the effects of participation in the Midwest Independent Transmission System Operator, Inc.;

•

the cost and availability of fuel such as coal and natural gas used to produce electricity; the cost and availability of purchased power and natural gas for distribution; and the level and volatility of future market prices for such commodities, including the ability to recover the costs for such commodities;

•	the effectiveness of our risk management strategies and the use of financial and derivative instruments;

•	prices for power in the Midwest, including forward prices;

•	business and economic conditions, including their impact on interest rates, bad debt expense, and demand for our products;

•	disruptions of the capital markets or other events that make the Ameren companies’ access to necessary capital, including short-term credit and liquidity, impossible, more difficult, or more costly;

•	our assessment of our liquidity;

•	the impact of the adoption of new accounting guidance and the application of appropriate technical accounting rules and guidance;

•	actions of credit rating agencies and the effects of such actions;

•	the impact of weather conditions and other natural phenomena on us and our customers;

•	the impact of system outages;

•	generation plant construction, installation and performance;

•	impairments of long-lived assets or goodwill;

•	the effects of strategic initiatives, including mergers, acquisitions and divestitures;

•

the impact of current environmental regulations on utilities and power generating companies and the expectation that more stringent requirements, including those related to greenhouse gases and energy efficiency, will be enacted over time, which could limit, or terminate, the operation of certain of our generating units, increase our costs, reduce our customers’ demand for electricity or natural gas, or otherwise have a negative financial effect;

•	labor disputes, work force reductions, future wage and employee benefits costs, including changes in discount rates and returns on benefit plan assets;

•	the inability of our counterparties and affiliates to meet their obligations with respect to contracts, credit facilities and financial instruments;

•	the cost and availability of transmission capacity for the energy generated by the Ameren companies’ facilities or required to satisfy energy sales made by the Ameren companies;

•	legal and administrative proceedings; and

•	acts of sabotage, war, terrorism, or intentionally disruptive acts.

Given these uncertainties, undue reliance should not be placed on these forward-looking statements. Except to the extent required by the federal securities laws, we undertake no obligation to update or revise publicly any forward-looking statements to reflect new information or future events.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Title
99.1	Press Release dated March 15, 2010.

This combined Form 8-K is being filed separately by Ameren, CIPS, CILCO and IP. Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

ILLINOIS POWER COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

Date: March 15, 2010

Exhibit Index

Exhibit Number	Title
99.1	Press Release dated March 15, 2010.